EXHIBIT 10.101

      August 12, 2003

VIA FACSIMILE

Aspect Communications Corporation
1310 Ridder Park Drive
San Jose, CA 95131

Re:	$25,000,000 Loan (the “Loan”) made by Fremont Investment & Loan (“Fremont”) to Aspect Communications Real Estate Holdings LLC, a Delaware limited liability company (“Borrower”); Loan No. 950114178

Dear Ladies and Gentleman:

      This letter concerns the Loan described above and reference is made to the Loan and Security Agreement dated September 28, 2001, between Fremont and Borrower in connection with the Loan (the “Loan Agreement”). All initially-capitalized terms not otherwise defined herein shall have the meanings given in the Loan Agreement. Fremont and Borrower desire to amend the Loan Documents as provided in this letter agreement.

      Borrower and Fremont desire to amend the Secured Promissory Note as follows (the “Agreed Modification”):

      Floor Rate means a rate of seven percent (7%) per annum.

      Except as expressly provided herein with respect to the Agreed Modification, the Loan Documents shall remain unmodified and in full force and effect.

      As an inducement for the foregoing agreements by Fremont, Borrower and Aspect Communications Corporation (“Guarantor”) represent, warrant and agree as follows:

A. The agreements by Fremont set forth in this letter agreement shall not excuse Borrower or Guarantor from any of their obligations under the Loan Documents or the Environmental Indemnity, constitute a waiver by Fremont of any of the terms and conditions of the Loan Documents, or, except as provided herein with respect to the Agreed Modification, constitute an amendment of, or an agreement by Fremont to amend,

August 12, 2003

any of the terms of the Loan Documents, and Fremont has no obligation to further modify any of the Loan Documents.

B. Borrower and Guarantor acknowledge and reaffirm their respective obligations under the Loan Documents and the Environmental Indemnity, as modified by this letter agreement.

C. Borrower and Guarantor each have full power and authority to execute, deliver and perform their respective obligations under this letter agreement and this letter agreement is binding upon and enforceable against Borrower and Guarantor in accordance with its terms.

D. As of the date of this letter agreement, neither Borrower nor Guarantor has any (i) offsets or defenses against the payment of the Note or any other amounts under the Loan Documents or the Environmental Indemnity, or (ii) claims against Lender or any employee, officer, director or agent of Lender in connection with any of the Loan Documents or the Environmental Indemnity.

E. In addition to all other matters constituting a Potential Default or Event of Default under the Loan Documents, the breach or default by Borrower or Guarantor of any term or covenant contained herein, or the inaccuracy of any representation or warranty contained herein, shall also constitute a Potential Default, and upon the expiration of any applicable cure period set forth in the Loan Documents, an Event of Default, under the Loan Documents.

      This letter agreement shall be governed by the laws of the State of California. This letter agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute one and the same instrument. Signature pages may be detached from the counterparts and attached to a single copy of this letter agreement to physically form one document.

      Nothing contained in this letter or in any discussions, either before or after the date of this letter, with Borrower or Guarantor or any of their respective partners, members or representatives, is intended to constitute, nor shall it be deemed to constitute an amendment of any of the terms of the Loan Documents or the Environmental Indemnity, except as expressly provided herein with respect to the Agreed Modification. As provided in the Loan Documents, the Loan Documents may only be amended in writing executed by both Borrower and Fremont.

August 12, 2003

      This letter agreement and the Loan Documents constitute the entire understanding between the parties with respect to the subject matter hereof, and all prior agreements, understandings, representations and statements with respect thereto, whether oral or written, are merged into this letter agreement and the Loan Documents.

      THE SUBMISSION OF THIS LETTER AGREEMENT TO BORROWER OR GUARANTOR OR THEIR AGENTS OR ATTORNEYS FOR REVIEW OR SIGNATURE DOES NOT CONSTITUTE AN AGREEMENT BY FREMONT, AND THIS LETTER AGREEMENT SHALL HAVE NO BINDING FORCE OR EFFECT UNLESS IT IS EXECUTED BY BORROWER AND GUARANTOR AND DELIVERED TO NATHAN JOHO ON OR BEFORE 5:00 P.M. (CALIFORNIA TIME) ON AUGUST 29, 2003. IF FREMONT FAILS TO RECEIVE THE FULLY EXECUTED LETTER AGREEMENT ON OR BEFORE SUCH TIME, THIS LETTER AGREEMENT SHALL BE AUTOMATICALLY NULL AND VOID.

Sincerely,

Rick Gillerman
Vice President

August 12, 2003

ACCEPTED AND AGREED:

BORROWER:

Date: August 18, 2003

ASPECT COMMUNICATIONS REAL ESTATE

HOLDINGS LLC, a Delaware limited liability company

By:	Aspect Communications Corporation, a California corporation its Manager
By: /s/ CHRISTINE M. GORJANC
Name: Christine M. Gorjanc
Title:

By: /s/ GARY A. WETSEL

Name: Gary A. Wetsel
Title:

GUARANTOR:

Date: August 18, 2003

ASPECT COMMUNICATIONS CORPORATION,

a California Corporation

By:	/s/ CHRISTINE M. GORJANC

Name:	Christine M. Gorjanc

Title:	VP, Treasurer

By:	/s/ GARY A. WETSEL

Name:	Gary A. Wetsel

Title:	EVP, CFO & CAO